UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2023

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed further below, on April 18, 2023, Simmons First National Corporation (“Corporation”) held its Annual Meeting of Shareholders (“Meeting”), at which six proposals were submitted to the Corporation’s shareholders for consideration and approval.

At the Meeting, the Corporation’s shareholders approved the Simmons First National Corporation 2023 Stock and Incentive Plan (“2023 Plan”), which became effective on April 18, 2023. The Corporation’s Board of Directors (“Board”) approved the 2023 Plan on March 6, 2023, subject to shareholder approval, based on the recommendation of the Compensation Committee of the Board (“Committee”).

The 2023 Plan replaces the Second Amended and Restated Simmons First National Corporation 2015 Incentive Plan (“2015 Plan”). No new awards will be granted under the 2015 Plan, but awards previously granted under the 2015 Plan will remain outstanding in accordance with their terms.

The principal purposes of the 2023 Plan are to promote the long-term growth and profitability of the Corporation and its subsidiaries, to provide employees, non-employee directors, and consultants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence, and to provide participants with incentives that are closely linked to the interests of all shareholders of the Corporation.

The 2023 Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance share units, stock awards, other stock-based awards, and performance cash awards. Any of the award types may be granted as performance-based compensation awards that vest based on the satisfaction of performance goals established by the Committee, which has been appointed to administer the 2023 Plan. Awards under the 2023 Plan may be granted to employees, non-employee directors (including any regional or advisory directors), and consultants of the Corporation and certain of its subsidiaries, as determined by the Committee.

Unless the 2023 Plan is terminated sooner by the Board, no award will be granted under the 2023 Plan after April 17, 2033. Any awards granted under the 2023 Plan that are outstanding on April 17, 2033 will remain outstanding in accordance with their terms.

Subject to adjustment in the event of certain changes in the Corporation’s capital structure, the maximum number of shares of the Corporation’s common stock that may be issued under the 2023 Plan is 3,800,000. In the event of any change in the outstanding shares of the Corporation’s common stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, reorganization, reclassification, combination, exchange of shares or similar event or change in the Corporation’s capital stock, the aggregate number and kind or class of shares reserved under the 2023 Plan and subject to outstanding awards under the 2023 Plan, the exercise price of stock options and stock appreciation rights, and other relevant provisions will be proportionately, equitably and appropriately adjusted by the Committee to retain the economic value or opportunity.

The Committee has the authority under the 2023 Plan to select plan participants, to grant awards and to determine the terms and conditions of awards and the extent to which performance goals are satisfied, as the Committee considers appropriate. In addition, subject to the terms of the 2023 Plan, the Committee has the authority, among other things, to construe and interpret the plan and the award agreements, to implement rules for the plan’s administration, to accelerate the exercisability or vesting of any award, and to make all other determinations for administration of the 2023 Plan. The Committee may delegate authority under the 2023 Plan to certain members of the Corporation’s management, except in the case of awards to the Corporation’s officers or directors subject to Section 16 of the Exchange Act.

All awards granted under the 2023 Plan, whether vested or unvested, are subject to clawback as may be required under any current or future clawback or similar policy of the Corporation that is applicable and in effect from time to time. In addition, awards are also subject to clawback as may be required under any applicable law, government regulation or stock exchange listing requirement.

The foregoing description of the 2023 Plan is only a summary and is qualified in its entirety by reference to the full text of the 2023 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 18, 2023, the Corporation held the Meeting at the Corporation’s corporate offices in Little Rock, Arkansas. At the Meeting, the following matters were submitted to the Corporation’s security holders for consideration: (1) ratification of the action of the Board fixing the number of directors at seventeen; (2) election of seventeen directors; (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Corporation; (4) setting, on a non-binding basis, the frequency with which the Corporation will seek non-binding shareholder approval of the compensation of its named executive officers at its annual meetings; (5) ratification of the Audit Committee’s selection of the accounting firm FORVIS, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2023; and (6) approval of the 2023 Plan.

At the Meeting, all seventeen directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. The following table summarizes the required analysis of the voting by security holders at the Meeting:

Voting of Shares

Action	For	Against	Abstain	Broker Non-Votes
Fix the number of directors at seventeen	87,119,117	1,596,605	192,749	18,113,114

Election of Directors	For	Against	Abstain	Broker Non-Votes
Dean Bass	86,815,853	1,914,642	177,976	18,113,114
Jay D. Burchfield	85,081,996	3,672,338	154,137	18,113,114
Marty D. Casteel	84,940,449	3,804,769	163,252	18,113,114
William E. Clark, II	84,953,253	3,786,076	169,142	18,113,114
Steven A. Cosse	78,058,269	10,685,978	164,224	18,113,114
Mark C. Doramus	84,801,642	3,933,510	173,319	18,113,114
Edward Drilling	84,523,211	4,208,784	176,476	18,113,114
Eugene Hunt	84,379,192	4,357,505	171,773	18,113,114
Jerry Hunter	84,626,993	4,105,085	176,392	18,113,114
Susan Lanigan	82,796,524	5,246,324	865,623	18,113,114
George A. Makris, Jr.	84,425,919	4,292,466	190,086	18,113,114
W. Scott McGeorge	84,484,442	4,251,907	172,122	18,113,114
Tom E. Purvis	85,557,522	3,175,927	175,022	18,113,114
Robert L. Shoptaw	83,137,109	5,596,795	174,567	18,113,114
Julie Stackhouse	85,395,811	3,346,379	166,281	18,113,114
Russell Teubner	85,554,359	3,184,171	169,941	18,113,114
Mindy West	84,805,176	3,945,009	158,286	18,113,114

Action	For	Against	Abstain	Broker Non-Votes
Adoption of a non-binding resolution approving the compensation of the named executive officers	83,221,165	4,796,497	890,809	18,113,114

Action	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Non-binding recommendation for the frequency of non-binding shareholder vote on the compensation of the named executive officers	80,133,672	458,766	7,652,851	655,694	18,113,114

Action	For	Against	Abstain	Broker Non-Votes
Ratification of the Audit Committee’s selection of FORVIS, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2023	104,385,127	2,037,644	598,813	0

Action	For	Against	Abstain	Broker Non-Votes
Approval of the Simmons First National Corporation 2023 Stock and Incentive Plan	83,487,922	4,471,042	949,507	18,113,114

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Simmons First National Corporation 2023 Stock and Incentive Plan (effective April 18, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ James M. Brogdon
Date: April 19, 2023	James M. Brogdon, President and Chief Financial Officer